SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2003


                             Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        United States                 0-23817                     23-2900888
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


Registrant's telephone number, including area code:  (814) 726-2140


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On January 21, 2003, Northwest Bancorp, Inc. ("Northwest") announced financial results for its second fiscal quarter ended December 31, 2002. A copy of the press release announcing Northwest's results is attached hereto as
Exhibit 99 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

     (a) Financial Statements of Business Acquired:  None

     (b) Pro Forma Financial Information:   None

     (c) Exhibits:

         99       Press release dated January 21, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                NORTHWEST BANCORP, INC.


DATE:  January 21, 2003                     By:  /s/ William W. Harvey, Jr.
                                                --------------------------------
                                                William W. Harvey, Jr.
                                                Chief Financial Officer





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                                   EXHIBIT 99

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.